2019 AIFA Conference Todd Larson Senior Executive Vice President, Chief Financial Officer Jeff Hopson Senior Vice President, Investor Relations March 2019 Exhibit 99.1

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements relating to projections of the strategies, earnings, revenues, income or loss, ratios, future financial performance and growth potential of Reinsurance Group of America, Incorporated and its subsidiaries (the “Company”) (which we may refer to in the follow paragraphs as “we,” “us” or “our”). The words "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe," and other similar expressions also are intended to identify forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Numerous important factors could cause actual results and events to differ materially from those expressed or implied by forward-looking statements including, without limitation, (1) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (2) the impairment of other financial institutions and its effect on the Company’s business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (4) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation or claims experience, (6) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (11) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (12) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) competitive factors and competitors’ responses to the Company’s initiatives, (18) the success of the Company’s clients, (19) successful execution of the Company’s entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) the Company’s ability to successfully integrate acquired blocks of business and entities, (22) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (23) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (25) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data stored on such systems, (26) changes in laws, regulations, and accounting standards applicable to the Company, its subsidiaries, or its business, (27) the benefits or burdens associated with the Tax Cuts and Jobs Act of 2017 may be different than expected, (28) the effect of the Company’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations and (29) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission. Forward-looking statements should be evaluated together with the many risks and uncertainties that affect our business, including those mentioned in this document and described in the periodic reports we file with the Securities and Exchange Commission. These forward-looking statements speak only as of the date on which they are made. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. For a discussion of the risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to review the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2018.

Use of Non-GAAP Financial Measures RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income. RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholders’ equity position excluding the impact of accumulated other comprehensive income (AOCI), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. They also serve as a basis for establishing target levels and awards under RGA’s management incentive programs. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Timely Topics Solid 2018 results Strong organic growth + in-force transactions EPS of $12.12 vs $10.84, +12% Continued strong performances from EMEA and Asia regions, Global Financial Solutions In-force transactions and share repurchases the 2nd most active period since 2012 Pipeline for in-force transactions remains active Continued strong organic growth, +7% for 2018 No major changes in global competitive dynamics RGA’s investment portfolio is straightforward and conventional

Key Messages Well-positioned A leading brand, experienced management team Differentiated global franchise Proven strategy Deep technical expertise, consistent and disciplined approach Innovative services and solutions Attractive financial prospects Robust organic growth and active transaction pipeline expected Significant emerging opportunities anticipated Trusted Partner Focused Execution Long-Term Value Creator

Evolution of Our Diversified Global Platform 1992 $13.1 Billion2 $3.9 Billion2 $0.4 Billion2 1 Percentage of Adjusted Operating Revenue excluding Corporate. 2 Total Adjusted Operating Revenues. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2004 2018 Region1 Product1

Well-Positioned 1 Estimate, excludes Munich Health. 2 Adjusted operating revenues. Please refer to “Reconciliation of Non-GAAP Measures” in the Appendix. 3 Does not include Berkshire Hathaway Reinsurance Group. Note: Exchange rate conversions are based on currency rates provided by each company in their annual filings. Source: annual filings for each reinsurer. Rank Reinsurer Revenues ($ in millions) 2017 1 Swiss Reinsurance Company 13,963 2 Munich Re1 13,425 3 Reinsurance Group of America2 12,332 4 SCOR Global Life Re 9,368 5 Hannover Re 7,952 6 China Life Re 4,993 7 General Re3 3,932 8 Pacific Life Re 1,760 9 PartnerRe Ltd. 1,411 Global life and health reinsurance revenues ~ 80% of global market held by the top 5 players Highly concentrated industry with high barriers to entry

Business Capability Index – All respondents1 Market penetration Indicates competitor position Best-in-Class Capabilities NMG Consulting Studies, Business Capability Index (BCI) – 2017 Global 1 NMG Consulting’s Business Capability Index (Globally). “RGA continued the ‘lock out’ in 2017, extending its unbroken run of capturing the leading BCI ratings across a global scope.” Mark Prichard CEO, Partner, NMG Consulting

Experienced Team and Deep Bench Strength 1 Includes experience in life insurance and life reinsurance industries. 2 Includes experience with RGA’s predecessor, the reinsurance division of General American Life Insurance Company. Name Position Years of Experience Industry1 RGA2 Anna Manning President and CEO 38 12 Todd Larson Senior EVP, Chief Financial Officer 25 24 Alain Néemeh Senior EVP, Chief Operating Officer 22 22 Dennis Barnes EVP and CEO, RGAx 2 2 Gay Burns EVP, Chief HR Officer 18 8 John Laughlin EVP, Global Financial Solutions 38 24 Timothy Matson EVP, Chief Investment Officer 25 5 Jonathan Porter EVP, Chief Risk Officer 26 11 Timothy Rozar SVP, Chief of Staff 23 23 Management team average industry experience 24yrs Proportion of RGA associates in actuarial, underwriting or medical roles 35% Management team average years with RGA 15yrs Proportion of RGA associates who have been with RGA at least 10 years 25%

“#1 thought leadership & knowledge”1 Proven Strategy, Exceptional Strengths Client Focus Strong multi-level client relationships Comprehensive solutions provider Partnership approach, emphasis on long-term value creation Culture Global collaboration Local empowerment Diverse perspectives Technical Expertise Exceptional underwriting strength Deep risk knowledge Structured solutions Innovation Creative mindset Entrepreneurial orientation Nimble, agile, and flexible “Dominance in client management”1 1 NMG Consulting’s “Life & Health Reinsurance Programme - 2017 Global Overview” Report. “Most associated with innovation”1

Success in Continually Growing Book Value Per Share Book value per share (ex-AOCI)1 total return growth2 1 Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 CAGR growth of book value per share (ex-AOCI) plus dividends. 15-Year 11.3% CAGR 10-Year 12.7% CAGR 5-Year 13.7% CAGR

Effective Capital Management 1 Deployed capital includes block acquisitions, organic growth, and capital model refinements. 4-year excess capital roll-forward Balanced approach toward capital deployment Balanced capital management approach $ in millions 1 $ in millions

RGA Shares Have Performed Well Historically Source: S&P Global Market Intelligence, price change percent. Information as of 2/27/2019. 1 Year 5 Years

Global Trends Create Broad Opportunities Client & Consumer Customer engagement Shifting demographics Digital distribution Macro Environment Balance sheet restructuring Regulatory change Low interest rates Product / Risk Living benefits Longevity risk transfer Savings products Capabilities & Services Data and analytics Next-gen underwriting Value chain solutions

Developing solutions across industry value chain to respond to opportunities Partnering with clients to create shared value Delivering additional sources of revenue Positioned to lead the industry through future innovation Expanding Capabilities

Vision for the Future We see an abundance of opportunities and RGA has what it takes to succeed High-performing global platform, with nice balance of risks Full range of capabilities and solutions Strong teams, consistent approach, patience and discipline Innovative culture, focused on long-term value creation Demonstrated ability to execute The security of experience  The power of innovation

Financial Overview

Key Messages Proven strategy Strong financial track record Continued organic growth and in-force transactions Effective capital management Well-positioned Conventional investment profile Stable liability structure Well-established Enterprise Risk Management framework Attractive financial prospects Well-diversified business model Strong balance sheet and diversity of profits Intermediate guidance unchanged Strong Track Record Unique Profile Long-Term Value Creator

Global Platform Delivers Balance and Diversity Percentages exclude Corporate. 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Total: $848.1 Million U.S. and Latin America Traditional U.S. and Latin America Financial Solutions Canada EMEA Asia Pacific 2015 2016 2017 2018 U.S. 54% 61% 60% 51% Outside the U.S. 46% 39% 40% 49% Total 100% 100% 100% 100% Total: $948.8 Million Total: $1,038.5 Million Total: $1,017.9 Million Pre-tax Adjusted Operating Income1 (excl. Corporate)

Global Platform Delivers Balance and Diversity 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Summary of Pre-tax Segment Adjusted Operating Income1

Solid Growth of Adjusted Operating Revenues 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Demonstrated growth over time, despite foreign currency headwinds Global platform provides a diversified source of revenues GFS produces a combination of premiums, fees, and net investment income Adjusting for a 2014 mortality retrocession, premiums grew by 5.9% over the period $ in millions 5.0% CAGR Key Messages 5.1% CAGR 1

Attractive Growth Rate of Adjusted Operating EPS 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 2Q13 Australia reserve strengthening impacted adjusted operating EPS by $2.53. Strong track record Above the 5%-8% intermediate-term guidance Impact to EPS CAGR: Foreign currencies: -1.9% Interest rates: -2.5% to -3.5% Capital management: +1.9% Key Messages 2 1

Solid Adjusted Operating ROE Despite Macro Environment Headwinds 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Intermediate target of 10%-12% Potential positive influences: Higher interest rates Weaker U.S. dollar Growth of international businesses Execution of in-force blocks Effective capital management 5-year average 11.1% Key Messages 1

Book Value Growth Among U.S. Life & Health Peers 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Source: S&P Global Market Intelligence. This group represents all companies in the SNL U.S. Life/Health index that were publicly traded over the period and which represent at least 1% of the index, and includes (in alphabetical order): AEL, AFL, AIZ, CNO, GNW, HIG, LNC, MET, PFG, PRI, PRU, RGA, TMK, UNM. 1 Book value per share (ex-AOCI) total return growth1

Five-Year Dividend Per Share CAGR = 15% Source: S&P Global Market Intelligence & Company Filings. 1 Calculated as dividends per share divided by adjusted operating earnings per share. 2 Calculated as the dividend payout ratio plus buyback payout ratio. 3 Based upon normalized adjusted operating earnings in 2013 before charge for strengthening reserves in Australia. 4 Industry Average includes AFL, AIZ, CNO, GNW, HIG, LNC, MET, PFG, PRI, PRU, TMK, UNM. Dividend Payout Ratio1 Total Payout Ratio2 Consistent double-digit dividend increases 3 3

Stable Liability Profile Consolidated Reserves Profile December 31, 2018 $43.3 Billion OPTIONALITY PROFILE No policyholder behavior risk Locked-in longevity in payout Very low policyholder behavior risk Mortality, Morbidity, LTC, BOLI Lower policyholder behavior risk Fixed and indexed annuity business with: High guarantees (typically 3-4%), Surrender charges, and/or Market-value adjustment (MVA) provisions Higher policyholder behavior risk Fixed and indexed annuity business with: Little or no surrender charge protection, Low guarantees, and No MVA Variable annuities Relatively low liquidity risk due to liability profile

Investment Objectives and Strategy Maintain conventional life insurance investment portfolio Manage balance sheet strength and investment income Dedicated Investment Solutions team to support Global Financial Solutions transactions Most assets are managed using internal portfolio managers and analysts; external managers are used for some specialty asset classes Take advantage of liquidity premium

Managed internally Investment grade corporate bonds Mortgage- and asset-backed securities Commercial mortgage loans Private equity and mezzanine debt Private placements Managed by external managers Corporate high-yield bonds Emerging market high-yield bonds Middle-market bank loans Investment Portfolio is Conventional Asset allocation December 31, 2018 Market Value $ 52.0B Book Value $ 50.4B Cash & Short Term 0.6% Investment Grade 92.6% Corporate Bonds and Bank Loans 44.6% Government Bonds 18.0% Structured Bonds 14.8% Commercial Mortgage Loans 9.9% Emerging Market Debt 5.3% High-Yield 4.1% Corporate Bonds and Bank Loans 1.8% Government Bonds 0.1% Structured Bonds 0.1% Commercial Mortgage Loans 0.6% Emerging Market Debt 1.5% Private Debt/Equity 2.7% Mezzanine Debt & Real Estate JVs 2.7% Total 100.0%

Investment Portfolio is Conventional 1 Includes asset-intensive funds-withheld assets. Excludes policy loans, other funds-withheld assets, affiliated securities, and liability derivative portfolios. No significant changes since 2012 Average credit rating is single-A We see less value in public BBB-rated and below investment grade sectors New money allocations are toward higher-rated securities December 31, 2018 Rating Market Value % AAA-AA $ 18.3B 35.2% A 15.0 28.9% BBB 15.0 28.9% < BBB 2.7 5.2% Not Rated 1.0 1.8% Total1 $ 52.0B 100.0% Rating distribution

Geographic Overview May 18, 2017

Key Messages Well-positioned Leading global brand Strong local franchises Well-diversified business Proven strategy Leader in business capability rankings Facultative underwriting leader Leading market share Attractive financial prospects Disciplined and bottom-line focused Steady growth in mortality Attractive opportunities in morbidity Trusted Partner Focused Execution Long-Term Value Creator

Established Global Brand 1 NMG Consulting’s Business Capability Index. 2 Ceded premiums of newly issued policies (excluding block transactions) as provided by NMG Consulting’s study of 50+ countries. 3 Recurring production result for United States and Canada as provided by the SOA survey. 4 Total ceded premiums of group policies as provided by NMG Consulting’s study of 50+ countries. 5 Based on the 2016 NMG study. Exceptional capabilities leading to solid market share Global United States Canada EMEA Asia Pacific 2017 Business Capability Ranking (BCI)1 #1 #1 #1 #1 #1 2017 New Business Individual Premiums2 / Sum Assured3 #2 #3 / #4 #2 / #1 #2 #2 2017 New Business Group Premiums4 #2 #35 #2 #4 #4 Reputation Relationships Products & Solutions

U.S. & Latin America 1 NMG Consulting Global Life & Health Reinsurance Programme – 2017. 2 NMG 2016 study (bi-annual). 3 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. #1 in Business Capability Index (BCI) in 2017: U.S. Individual Mortality1 U.S. Group Life and Disability2 Mexico1 Well-diversified and sustainable long-term profit stream Significant value embedded in in-force 4.3% CAGR Key Messages $ in millions

U.S. & Latin America LTC business is written primarily in 2010 and after, and on products with more limited benefits Portfolio contains no legacy in-force blocks Experience is consistent with our original assumptions Comfortable with our reserves Selective and prudent regarding new business opportunities U.S. individual health

U.S. & Latin America Traditional 1 RGA research and Centers for Disease Control and Prevention, May 2018; adjusted for change in population since 2010 and days in month. 2 Centers for Disease Control and Prevention, May 2018. Mortality is improving yet remains seasonal Key Messages Clear seasonal pattern leading to more deaths, December to March Clear positive trend over last ~ 20 years in reduction to all-cause mortality rate Mortality improvements have slowed over last ~ 5 years, but many favorable medical advances appear to be on the horizon 2011 2012 2013 2014 2015 2016

U.S. & Latin America Traditional 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Long-term stability despite quarterly volatility Key Messages Generally consistent annual results despite interest rate headwinds Q1 generally a weak quarter Q4 generally the strongest quarter

U.S. & Latin America Traditional Actuarial Liabilities – U.S. GAAP vs. Best Estimate $ in billions Value embedded in U.S. & Latin America traditional in-force

U.S. & Latin America Traditional Source: Society of Actuaries Reinsurance Market Surveys/LIMRA/SNL. Excludes portfolio (in-force) production. Reinsurance penetration has increased since 2015 Overview of U.S. Individual Life Mortality Market Percent Reinsured

Canada Key Messages A leading franchise Individual new business recurring production leader since 20071 #1 in BCI since 20082 Sustainable long-term profit stream Potential growth opportunities Delivering client solutions for a changing regulatory environment Growing longevity market Closing the insurance gap 1 Recurring production result as provided by the SOA survey. 2 NMG Consulting Global Life & Health Reinsurance Programme – 2017. 3 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2.1% CAGR

Europe, the Middle East and Africa Key Messages A leading franchise with #1 BCI rating1 in: EMEA region in aggregate for the 5th consecutive year South Africa for the 8th consecutive year Middle East and CEE2 markets Stable outlook for traditional business Selective growth opportunities in the Middle East Developing solutions to help clients address regulatory challenges Pursuing opportunities through technology-driven innovation with clients 1 NMG Consulting Global Life & Health Reinsurance Programme – 2017. 2 Central and Eastern Europe. 3 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Australia Key Messages In-force management and repricing continues Lumpy claims, disabled life reserves, and IBNR lead to quarterly volatility Selective about new business opportunities 1 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Constant currency -2.7% CAGR -7.3% CAGR

Asia1 Key Messages A leading franchise #1 in BCI and market share for past six years2 #1 in new business individual premium 2018 Life Reinsurer of the Year in Asia3 Track record of profitable growth Solid outlook for organic growth Favorable demographics and macro trends Well-diversified product mix and client base Constant currency 21.5% CAGR Constant currency 17.4% CAGR 20.3% CAGR 1 Asia excluding Australia. 2 NMG Consulting Global Life & Health Reinsurance Programme – 2017. 3 Asia Insurance Review. 4 Actual results shown (except for projections). Refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Appendix Reconciliations of Non-GAAP Measures

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions

Reconciliations of Non-GAAP Measures $ in millions